Supplemental Financial Information	12 Months Ended
Jan. 31, 2013
Text Block [Abstract]
Supplemental Financial Information

11.    Supplemental Financial Information

Other Operating Expenses.    Other operating expenses are comprised of selling, general and administrative costs. The following table shows a summary of other operating expenses:

	Fiscal years ended January 31,
	2013	2012	2011
Advertising costs	$3,660	$2,541	$3,196
Facilities and communication	196,899	204,453	190,512
Vehicle expenses	55,250	53,943	50,539
Other operating expenses	290,647	291,581	277,787

Total other operating expenses	$546,456	$552,518	$522,034

Supplemental Cash Flow Information.    The following table shows the supplemental cash flow information and supplemental non-cash investing and financing activities:

	Fiscal years ended January 31,
	2013	2012	2011
Net cash paid for:
Interest*	$44,654	$35,648	$35,408
Income taxes	55,605	50,245	36,892
Withholding taxes	1,490	501	524
Non-cash activities:
Capital lease and other obligations to acquire assets	13,825	15,829	12,243
Liability incurred for contingent consideration obligations	700	—	300
Obligations incurred to acquire assets pursuant to the Pharma Property Development Agreements	30,927	37,351	—

*	Net cash paid for interest is inclusive of capitalized interest of $6,908, $4,156 and $1,935 for the fiscal years ended 2013, 2012 and 2011, respectively, and excludes cash paid for debt issuance costs.

For the fiscal year ended 2013, net cash paid for interest includes a make-whole interest payment of approximately $2,100, which was paid in conjunction with the issuance of the 2013 Notes in exchange for the Company’s previously outstanding 2011 and 2009 Notes.

UTi is a holding company which relies on dividends or advances from its subsidiaries to meet its financial obligations and to pay dividends on its ordinary shares. The ability of UTi’s subsidiaries to pay dividends to the Company and UTi’s ability to receive distributions is subject to applicable local laws and other restrictions including, but not limited to, applicable tax laws and limitations contained in some of the Company’s bank credit facilities and in the note purchase agreements for the Company’s outstanding senior notes. Such laws and restrictions could limit the payment of dividends and distributions to the Company which would restrict UTi’s ability to continue operations. In general, UTi’s subsidiaries cannot pay dividends in excess of their retained earnings and most countries require that the subsidiaries pay a distribution tax on all dividends paid. In addition, the amount of dividends that UTi’s subsidiaries could declare may be limited in certain countries by exchange controls. Total net assets which may not be transferred to the Company in the form of loans, advances, or cash dividends by the Company’s subsidiaries without the consent of a third party were less than 10% of the Company’s consolidated total net assets as of the end of the most recent fiscal year.